UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2013

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Mississippi	0-13089	64-0693170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Hancock Plaza 2510 14th Street Gulfport, Mississippi	39501
(Address of principal executive offices)	(Zip Code)

(228) 868-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Hancock Holding Company (the “Company”) will make a presentation at the Gulf South Bank Conference at 1:30 p.m. Central Time on Monday, May 13, 2013. The Company’s presentation will be made using slides that are substantially the same as the slides that were made available in connection with its earnings call on April 26, 2013, as well as two additional slides (slide nos. 21 and 22) that provide new information regarding strategic initiatives, anticipated branch closures and the entering into of an accelerated share repurchase program. A copy of the visual presentation is furnished herewith as Exhibit 99.1.

Interested parties may access a live listen-only webcast of the presentation through the Investor Relations section of its website at www.hancockbank.com. A replay of the presentation will be available following the presentation.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Visual Presentation by Hancock Holding Company at Gulf South Bank Conference on Monday, May 13, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK HOLDING COMPANY

May 13, 2013	/s/ Michael M. Achary
Michael M. Achary
Chief Financial Officer